UNITED STATES
                                 SECURITIES AND
                               EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM N-CSR

              CERTFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                  Investment Company Act file number: 811-4321

                     JPMorgan Value Opportunities Fund, Inc.
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

       Registrant's telephone number, including area code: (202) 842-5665

                   Date of fiscal year end: December 31, 2005

                     Date of reporting period: June 30, 2005


                               Michael W. Stockton
                                    Secretary
                        Washington Management Corporation
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

























Item 1 - Semi-Annual Report for the Period Ended June 30, 2005



SEMI-ANNUAL REPORT
Six Months ended June 30, 2005 (Unaudited)

JPMorgan Funds
Value Opportunities Fund

JPMorgan (logo)
Asset Management

Contents

President's Letter                     1
Portfolio of Investments               5
Financial Statements                   9
Notes to Financial Statements         12
Financial Highlights                  19
Schedule of Shareholder Expenses      21

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Value Opportunities Fund

President's Letter
August 18, 2005

Dear Fellow Shareholders,

The JPMorgan Value Opportunities Fund's results for the first six months of 2005 were flat, with the Fund's Class A shares down slightly for the period ended June 30, 2005, -0.29% on a total return basis - roughly in line with the general market. As the chart below indicates, the Fund's performance has been strong over longer periods of time relative to its benchmark, the Russell 1000 Value Index, as well as the Standard & Poor's 500 Composite Index and the Dow Jones Industrial Average (all unmanaged indexes).

Cumulative total returns (for the periods ended June 30, 2005):/1/

                                                                 Since
                                  Six                          Inception
                                Months    1 Year    3 Years  12/31/01/2/
JPMorgan Value Opportunities
   Fund, Class A                  -.29%    12.45%    41.45%      35.48%
Russell 1000 Value Index/3/       1.76%    14.05%    36.74%      30.21%
S&P 500 Composite Index /4/       -.81%     6.32%    26.94%      10.24%
Dow Jones Industrial Average     -3.77%      .75%    18.98%      10.77%



/1/ Results shown are at net asset value with dividends and capital gain distributions reinvested.

/2/ Date Fund began operations as JPMorgan Value Opportunities Fund.

/3/ The Russell 1000 Value Index measures the performance of large cap value stocks. An individual cannot invest directly in an index.

/4/ The S&P 500 Composite Index is an unmanaged broad-based index that is used as representation of the U.S. stock market. It includes 500 widely held common stocks. An individual cannot invest directly in an index.


The lackluster performance by the general stock market reflected, we believe, investor concern about the future course of the economy and world-wide political events.

During the first six months of 2005, the market moved within a relatively narrow range as investors seemed to take a breather following the 2004 year-end rally. The market lost ground in the first quarter but recovered in the second quarter. News reports during the period tended to accentuate concerns about the ongoing strength of the economic recovery, problems in Iraq, oil prices, interest rate increases, and a possible bubble in residential real estate prices. These factors combined to produce a difficult environment for the U.S. stock market.

The best performing market sector during the period was, not surprisingly, energy in which the Fund benefited strongly from its holdings in ConocoPhillips and Unocal. Unocal had been "in play" with several major energy companies, including the Chinese government oil company, vying for its valuable oil and gas properties. Other strong performing holdings included Lockheed Martin, rebounding from its lows in December 2004 on the strength of new government contracts, and Corning, the leading domestic producer of glass for flat panel TV screens, which saw its shares increase more than 40% in value during the period.

However, most industry sectors had negative returns during the first half of the year, with the Materials, Consumer Discretionary, Insurance, and Media sectors performing relatively poorly. Fortunately, the Fund has not had significant assets invested in these sectors although the Fund's holdings in U.S. Steel and Liberty Media did hurt returns. Other holdings which hurt the Fund's performance included the Willis Group, Boston Scientific and Tyco. The Fund's adviser expected Willis Group to benefit at the expense of its insurance company rivals, hurt by scandals in the industry. Although that expectation has not yet materialized, the adviser believes the company is well managed and has good prospects. Boston Scientific has been hurt by both lower-than-expected sales of its Taxus stent product and patent litigation. Tyco has been hurt by disappointing earnings reports.

U.S. stock valuations do not, in general, seem particularly high. Moreover, the economy has continued to expand during the first half of the year. First quarter Gross Domestic Product (GDP) was up 3.8% on an annualized basis. GDP is estimated to have grown at an annual rate of 3.4% during the second quarter. While earnings growth rates for companies continue to slow, they remain generally healthy. Spending on new plant construction and factory orders increased during the second quarter of the year, and June consumer confidence, as measured by the Conference Board, reached a three-year high. The Federal Reserve continues to hold inflation in check with its policy of measured increases in the short-term federal funds interest rate, now at 3.50%, up from 1.25% one year ago. In addition, the Congressional Budget Office has revised downward its estimate of the current year's Federal budget deficit as a result of higher-than-expected tax receipts from both corporations and individuals.

To the surprise of many observers, long term interest rates have remained low, as have mortgage rates. Low mortgage rates have helped fuel the rising median home prices across the country. Rising real estate prices have led to some concerns about the possibility of excessive speculation in real estate and potential difficulties for the economy if home prices were to significantly collapse. On balance, however, we believe the economy to be on a reasonably sound foundation.

Our investment adviser, J.P. Morgan Investment Management, uses a value oriented approach to stock selection, and, in current market conditions, we believe this approach should serve the Fund well. It has certainly served us well over the past several years.

We welcome our newest shareholders. If you have any questions or comments about the Fund, please do not hesitate to contact us. As always, we look forward to reporting to you again in six months.

Sincerely yours,

(signature)

Jeffrey L. Steele
President

Please note that current performance may be higher or lower than the performance data shown. The Fund is currently waiving certain fees. Removal of the waiver would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund's investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund
As of June 30, 2005

Portfolio Diversification by Sector   (percent of total net assets)

(Bar chart showing the following percentages)

Energy                              13.42%
Industrial Products & Services       7.77%
Health Care                          7.66%
Commercial Banks                     7.44%
Diversified Financial Services       6.77%
Media                                6.03%
Utilities                            5.51%
Consumer Finance                     5.35%
Telecommunications Services          5.33%
Materials                            4.99%
Information Technology               4.76%
Insurance                            4.41%
Consumer Staples                     4.35%
Capital Markets                      4.06%
Mortgage Finance & Thrifts           3.14%
Other                                2.54%
Real Estate                          2.35%
Retail                               2.06%
Short-term Investments               1.96%

(end of bar chart)
Top Ten Equity Holdings of the Portfolio
1.   Citigroup Inc.                           5.93%
2.   Exxon Mobil Corp.                        5.84%
3.   Verizon Communications Inc.              2.63%
4.   Freddie Mac                              2.50%
5.   Bank of America Corp.                    2.43%
6.   Liberty Media Corp. Class A              2.17%
7.   MBNA Corp.                               2.13%
8.   Tyco International LTD (Bermuda)         2.04%
9.   Pfizer Inc                               2.01%
10.  Sprint Corp.                             1.98%

Top 10 equity holdings comprised 29.66% ($176,734,425) of the Fund's total net assets. As of June 30, 2005 the Fund held 96 equity holdings. Portfolio holdings are subject to change at any time.

JPMorgan Value Opportunities Fund
Portfolio of Investments

As of June 30, 2005 (unaudited)

 Shares      Issuer                                                 Value
Long-Term Investments -- 97.94%
             Common Stocks -- 97.94%
             Automobiles & Components -- 0.20%
     32,200  Lear Corp.                                     $   1,171,436

             Capital Goods -- 5.54%
     96,500  Eaton Corp.                                        5,780,350
    331,300  General Electric Corp.                            11,479,545
     49,700  3M Company                                         3,593,310
    416,100  Tyco International LTD (Bermuda)                  12,150,120
                                                               33,003,325

             Capital Markets -- 4.06%
     40,500  Goldman Sachs Group Inc.                           4,131,810
    186,200  Lazard Ltd.*                                       4,329,150
    203,100  Morgan Stanley                                    10,656,657
    104,500  State Street Corp.                                 5,042,125
                                                               24,159,742

             Commercial Banks -- 7.44%
    317,000  Bank of America Corp.                             14,458,370
     50,100  BB&T Corp.                                         2,002,497
     68,200  Comerica Inc.                                      3,941,960
    157,100  Northfork Bancorp Inc.                             4,412,939
     62,000  SunTrust Banks, Inc.                               4,478,880
    328,200  U.S. Bancorp                                       9,583,440
     42,800  Washington Mutual, Inc.                            1,741,532
     59,600  Wells Fargo & Co.                                  3,670,168
                                                               44,289,786

             Commercial Services & Supplies -- 1.48%
    203,900  Cendant Corp.                                      4,561,243
    149,300  Waste Management, Inc.                             4,231,162
                                                                8,792,405

             Consumer Durables and Apparel -- 1.27%
    242,900  Jones Apparel Group, Inc.                          7,539,616

             Consumer Finance -- 5.35%
     91,578  Ambac Financial Inc.                               6,388,481
    243,600  CIT Group                                         10,467,492
     76,600  Genworth Financial Inc.                            2,315,618
    484,800  MBNA Corp.                                        12,682,368
                                                               31,853,959

             Consumer Services -- 1.07%
     58,400  Carnival Corp.                                     3,185,720
    116,400  McDonald's Corp.                                   3,230,100
                                                                6,415,820

             Consumer Staples -- 4.35%
    173,700  Altria Group, Inc.                             $  11,231,442
     85,800  Coca-Cola Co.                                      3,582,150
    108,040  Coca-Cola Enterprises Inc.                         2,377,960
     42,600  Kimberly-Clark Corp.                               2,666,334
     79,700  Kraft Foods Inc.                                   2,535,257
     65,500  Procter & Gamble Co.                               3,455,125
                                                               25,848,268

             Diversified Financial Services -- 6.77%
    765,900  Citigroup Inc.                                    35,407,557
     90,700  Merrill Lynch & Co.                                4,989,407
                                                               40,396,964

             Energy -- 13.42%
     62,000  Anadarko Petroleum Corp.                           5,093,300
     53,700  Apache Corporation                                 3,469,020
    169,700  ChevronTexaco Corp.                                9,489,624
    178,600  ConocoPhillips                                    10,267,714
    605,000  Exxon Mobil Corp.                                 34,769,351
     85,400  Global SantaFe Corp.                               3,484,320
     53,600  Occidental Petroleum                               4,123,448
    103,300  Rowan Companies*                                   3,069,043
     96,500  Unocal Corp.                                       6,277,325
                                                               80,043,145

             Health Care Equipment & Services -- 3.98%
     55,800  AmerisourceBergen Corp.                            3,858,570
    311,200  Boston Scientific Corp.*                           8,402,400
     22,800  Coventry Healthcare Inc.*                          1,613,100
     40,900  Guidant Corp.                                      2,752,570
    101,800  Wellpoint Inc.*                                    7,089,352
                                                               23,715,992

             Insurance -- 4.41%
     85,800  Assurant, Inc.                                     3,097,380
     69,400  Hartford Financial Services Group, Inc.            5,189,732
    153,700  Renaissance Re Holdings                            7,568,188
    318,589  Willis Group Holdings                             10,424,232
                                                               26,279,532

             Materials -- 4.99%
     39,900  Air Products and Chemicals, Inc.                   2,405,970
    206,600  Alcoa Inc.                                         5,398,458
    135,600  MeadWestvaco Corp.                                 3,802,224
    144,900  Nalco Holding Co.*                                 2,844,387
    208,600  Pactiv Corp.*                                      4,501,588
    132,600  Praxair, Inc.                                  $   6,179,160
    132,400  United States Steel Corporation                    4,550,588
                                                               29,682,375

             Media -- 6.03%
    245,100  Dex Media Corp.                                    5,982,891
      8,954  Liberty Global, Inc. Class A*                        417,883
     56,100  Liberty Global, Inc. Service A*                    2,618,187
  1,179,100  Liberty Media Corp. Class A*                      12,931,110
    160,300  News Corp Class A                                  2,593,654
    355,500  Viacom Inc.                                       11,383,110
                                                               35,926,835

             Mortgage Finance & Thrifts -- 3.14%
     64,800  Fannie Mae                                         3,784,320
    228,400  Freddie Mac                                       14,898,532
                                                               18,682,852

             Pharmaceuticals & Biotechnology -- 3.68%
     37,400  Eli Lilly & Co.                                    2,083,554
     80,400  Forest Laboratories Inc.*                          3,123,540
    433,600  Pfizer Inc                                        11,958,688
    107,000  Wyeth                                              4,761,500
                                                               21,927,282

             Real Estate -- 2.35%
     89,700  Mack Cali Realty Corp.                             4,063,410
    123,300  Prologis                                           4,961,592
    208,500  United Dominion Realty                             5,014,425
                                                               14,039,427

             Retailing -- 2.06%
    230,700  Dollar General Corp.                               4,697,052
     79,800  Kohls Corporation*                                 4,461,618
    144,900  Staples Inc.                                       3,089,268
                                                               12,247,938

             Software and Services -- 2.85%
     81,000  Affiliated Computer Services, Inc.*                4,139,100
    172,700  Computer Associates International                  4,745,796
    169,300  Microsoft Corporation                              4,205,412
    192,800  Sabre Holdings Corp.                               3,846,360
                                                               16,936,668

             Technology Hardware & Equipment -- 1.91%
     89,900  Cisco Systems*                                     1,717,989
    156,300  Corning Inc.*                                      2,597,706
     68,000  Lexmark International*                             4,408,440
    191,800  Xerox Corp.*                                       2,644,922
                                                               11,369,057

             Telecommunications Services -- 5.33%
    180,700  SBC Communications Inc.                        $   4,291,625
    469,600  Sprint Corp.                                      11,782,264
    454,300  Verizon Communications Inc.                       15,696,065
                                                               31,769,954

             Transportation -- 0.75%
     68,900  Union Pacific Corp.                                4,464,720

             Utilities -- 5.51%
     55,600  Consolidated Edison, Inc.                          2,604,304
    105,300  Dominion Resources, Inc.                           7,727,967
    100,000  Edison International                               4,055,000
    131,000  Pinnacle West Capital Corp.                        5,822,950
    115,800  PPL Corp.                                          6,876,204
    133,300  SCANA Corp.                                        5,693,243
                                                               32,779,668

             Total Long-Term Investments
             (Cost $576,823,575)                              583,336,766
             Short-Term Investments -- 1.96%

             Investment Companies -- 1.96%
 11,699,052  JPMorgan Prime Money Market Fund (a)              11,699,052
             (Cost $11,699,052)

             Total Investments -- 99.90%                      595,035,818
             (Cost $588,522,627)

Other assets in excess of liabilities -- 0.10%                    582,498

Net assets -- 100.00%                                       $ 595,618,316

* -- Security did not produce income during the last 12 months.
(a) -- Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc.

See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Assets & Liabilities
As of June 30, 2005 (unaudited)

  Assets:
    Investment securities at value:
      Unaffiliated issuers                            $583,336,766
      Affiliated issuers                                11,699,052
    Cash                                                    65,963
    Interest and dividends receivable                    1,013,311
    Receivable for securities sold                       3,658,776
    Receivable for Fund shares sold                        448,156
  Total assets                                                      $600,222,024

  Liabilities:
    Payable for adviser and management services            277,746
    Payable for distribution plans                          75,485
    Payable for shareholder servicing fees                  14,849
    Payable for other accrued expenses                      31,962
    Payable for securities purchased                     4,163,175
    Payable for Fund shares redeemed                        40,491
  Total liabilities                                                    4,603,708

  Net Assets:
    Capital paid in on shares of capital stock         577,681,591
    Accumulated undistributed net
      investment income                                  4,377,227
    Accumulated net realized gain
      on investments                                     7,046,307
    Unrealized gains                                     6,513,191
  Total net assets                                                  $595,618,316

  Total authorized capital stock --
  500,000,000 shares, $.01 par value:
    Class A net assets, 3,737,760 shares outstanding                $ 63,370,545
    Class A net asset value per share                               $      16.95
    Class A maximum offering price per share                        $      17.89
    Class B net assets, 356,245 shares outstanding                  $  5,938,000
    Class B net asset value per share*                              $      16.67
    Class C net assets, 270,764 shares outstanding                  $  4,513,887
    Class C net asset value per share*                              $      16.67
    Institutional Class net assets,
      30,720,761 shares outstanding                                 $521,795,884
    Institutional Class net asset value                             $      16.99
  Cost of investments                                               $588,522,627

*Redemption price may be reduced by contingent deferred sales charge.

See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Operations
For the six months ended June 30, 2005 (unaudited)
  Investment Income:
    Dividends                                           $5,977,860
    Dividend income from affiliated investments             14,318
    Interest income                                        253,324
  Total investment Income                                           $  6,245,502

  Expenses:
    Investment advisory fee                              1,363,737
    Business management fee                                477,307
    Distribution expenses                                   82,858
    Shareholder servicing fees                             274,864
    Transfer agent fee                                      57,153
    Auditing and legal fees                                 29,550
    Custodian fee                                           14,737
    Directors' fees                                         10,000
    Postage, stationery and supplies                         2,200
    Reports to shareholders                                 12,265
    Registration and prospectus                             54,908
    Other                                                   30,291
  Total expenses                                         2,409,870
    Less amounts waived                                    539,662

  Net expenses                                                         1,870,208
  Net investment income                                                4,375,294

  Realized and Unrealized Gain (Loss)
    on investments:
    Net realized gain on equities,
      identified cost basis                              7,020,061
    Net change in unrealized gain                      (8,390,683)
      Net realized and change in
      unrealized gain (loss) on investments                         (1,370,622)
  Net increase in net assets resulting
    from operations                                                 $3,004,672

See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Changes in Net Assets

For the Periods Indicated

                                                       Six Months       Year
                                                          Ended         Ended
                                                       6/30/05 /1/    12/31/04
  Increase in Net Assets
    from operations:
    Net investment income                             $  4,375,294  $    348,822
    Net realized gain on equity investments              7,020,061     5,290,926
    Net change in unrealized gain
      on investments                                   (8,390,683)       839,212
    Net increase in net assets
      from operations                                    3,004,672     6,478,960

  Distributions to Shareholders from:
    Net investment income                                       --     (338,245)
    Net realized gains                                          --   (5,273,324)
  Total distribution to shareholders                            --   (5,611,569)

  Capital Stock Transactions:
    Net increase in net assets resulting
      from capital stock transactions                  528,333,855    24,300,561
  Total increase in net assets                         531,338,527    25,167,952

  Net Assets:
    Beginning of period                                 64,279,789    39,111,837
    End of period (including undistributed
      net investment income: $4,377,227
      and $3,079, respectively)                       $595,618,316  $ 64,279,789

/1/ Unaudited


See notes to financial statements.

JPMorgan Value Opportunities Fund
Notes to Financial Statements (unaudited)

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001 the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term capital appreciation.
The Fund offers Class A, Class B, Class C and Institutional Class shares. Class C shares began operations on February 19, 2005. Class A shares generally have a front-end sales charge while Class B and C shares provide for a contingent deferred sales charge. Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder service fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in its preparation of its financial statements: The policies are in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market will generally be the NASDAQ Official Closing Price. Unlisted securities or listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Fund will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Directors. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Directors, the Fund applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's adviser determines that use of another valuation methodology is appropriate. The pricing services use statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rate in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Securities Transactions and Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

C. Federal Income Taxes

It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders
Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee

Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the "Adviser") acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such service is paid a fee. The fee is accrued daily and paid monthly based on the Fund's average daily net assets. The annual fee rate for the Fund is 0.50%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. Advisory and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to the Fund's investment in an affiliated money market fund to the extent required by law.

B. Business Management Fee

Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC"), a wholly owned subsidiary of The Johnston-Lemon Group Incorporated, performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund's average daily net assets. The annual fee rate for the Fund is 0.175%.

C. Distribution Fees

Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Fund's exclusive underwriter and promotes and arranges for the sale of the Fund's shares. Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Fund's exclusive underwriter.

The Directors have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to June 30, 2005, the Distributor received the following amounts: Class A - $28,163, Class B - $1,908 and Class C - none.

Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated and parent company of WMC, earned $32,033 on its retail sales of shares of the Fund and Distribution Plan fees.

D. Shareholder Service Fees

Effective February 19, 2005, the Fund entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C and .10% for the Institutional Share Class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. (JPMCB) served as the Fund's Shareholder Servicing Agent.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Fund Accounting Fees

JPMCB provides portfolio custody and fund accounting services for the Fund. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. The custodian fee includes $25 that was paid by these credits.

F. Waivers and Reimbursements

The Adviser, Business Manager and Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total operating expenses for the Institutional Share Class (excluding interest, taxes and extraordinary expenses) exceeds 0.65% the Fund's average daily net assets. The contractual expense limitation agreements were in effect for the period February 19, 2005 through June 30, 2005. The expense limitation percentage is due to expire May 1, 2006, but may be extended.

For the six months ended June 30, 2005, the Fund's service providers contractually waived fees for the Fund as follows: Investment Adviser - $105,640, Business Manager - $251,591, Shareholder Servicing Agent - $182,431. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other

All officers of the Fund and three of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the period ended June 30, 2005, the Fund incurred no brokerage commissions with broker-dealers affiliated with the Adviser.

4. Class Specific Expenses

The Fund's class specific expenses for the six months ended June 30, 2005 are as follows:

Share Class                              Shareholder Service    Distribution
Class A                                      $ 25,350               $67,192
Class B                                         3,345                10,034
Class C                                         1,877                 5,632
Institutional                                 244,292                    --

5. Class Specific Distributions

The Fund made no distributions to shareholders during the six months ended June 30, 2005. The tax character of distributions paid to shareholders for the year ended December 31, 2004 was as follows:

                  Distribution from     Distribution from    Total distributions
Share Class        ordinary income   long-term capital gains        paid

Class A               $720,833            $4,843,219             $5,564,052
Class B                  3,819                43,698                 47,517
Total                 $724,652            $4,886,917             $5,611,569


6. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of $741,042,204 and sales of $199,923,808 during the six months ended June 30, 2005.

7. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2005 are as follows:

Aggregate         Gross unrealized      Gross unrealized       Net unrealized
Cost                appreciation          depreciation          appreciation

$588,522,627         $27,772,726          ($21,259,535)          $6,513,191


8. Concentration and Indemnifications

From time to time, the Fund may have a concentration of one or more shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide certain indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not had any such claims in its past.

9. Capital Share Transactions

Capital stock transactions were as follows for the periods presented:

                                     Six Months ended June 30, 2005
                                   Class A                     Class B
                              Amount        Shares        Amount        Shares

Shares sold                $22,654,405     1,351,835    $5,635,703       341,623
Shares issued in reinvest-
  ment of distributions             --            --            --            --
Shares redeemed            (2,673,375)     (158,856)     (136,718)       (8,268)

Net increase in Fund
  shares outstanding       $19,981,030     1,192,979    $5,498,985       333,355

                                   Class C                  Institutional
                              Amount        Shares        Amount        Shares

Shares sold                 $4,527,077       273,576  $517,232,566    30,628,574
Shares issued in reinvest-
  ment of distributions             --            --            --            --
Shares redeemed               (46,392)       (2,812)  (18,859,411)   (1,121,992)

Net increase in Fund
  shares outstanding        $4,480,685       270,764  $498,373,155    29,506,582

                                      Year ended December 31, 2004
                                   Class A                     Class B
                              Amount        Shares        Amount        Shares

Shares sold                 $1,092,842        60,882      $354,488        20,519
Shares issued in reinvest-
  ment of distributions      4,986,222       293,135        43,045         2,565
Shares redeemed            (2,711,137)     (156,421)     (105,934)       (6,137)

Net increase in Fund
  shares outstanding        $3,367,927       197,596      $291,599        16,947

In addition, the Fund sold $20,641,035 equalling 1,214,179 shares of Institutional Class shares on December 31, 2004, the first day the shares were made available for purchase.

JPMorgan Value Opportunities Fund
Financial Highlights

                                                                          Class A
                                             Six Months
                                                ended                   Year Ended December 31,

Per Share Operating Performance:          June 30, 2005<F1>  2004      2003      2002      2001      2000

Net asset value, beginning of period           $17.00       $16.62    $15.48    $20.86    $28.05    $28.83

Income from investment operations:
Net investment income                             .09          .15       .10       .06       .02       .04
  Net gains and losses on securities
    (both realized and unrealized)              (.14)         2.70      4.86    (2.63)    (4.28)       .10
Total from investment operations                (.05)         2.85      4.96    (2.57)    (4.26)       .14

Less distributions:
  Dividends from net investment income             --        (.15)     (.10)     (.06)     (.02)     (.05)
  Distributions from capital gains                 --       (2.32)    (3.72)    (2.75)    (2.91)     (.87)
    Total distributions                            --       (2.47)    (3.82)    (2.81)    (2.93)     (.92)

Net asset value, end of period                 $16.95       $17.00    $16.62    $15.48    $20.86    $28.05

Total Return<F2>                               (.29%)       17.14%    32.63%  (12.54%)  (15.31%)      .65%

Ratios/Supplemental Data:
  Net assets, end of period (thousands)       $63,371      $43,255   $39,014   $31,796   $51,253   $62,075

Ratio to Average Net Assets:
  Net expenses                               .96%<F3>        1.44%     1.41%     1.46%     1.39%     1.25%
  Net investment income                     1.28%<F3>         .88%      .64%      .42%      .09%      .21%
  Expenses without waivers                  1.10%<F3>        1.62%     1.65%       N/A       N/A       N/A
  Net investment income without waivers     1.54%<F3>         .70%      .40%       N/A       N/A       N/A

Portfolio Turnover Rate (all classes)          42.15%       40.64%    60.83%    51.20%    14.42%    11.73%

<F1> Unaudited

<F2> Total return figures do not include the effect of any front-end or deferred sales charge.

<F3> Annualized
N/A = not applicable

See notes to financial statements.

JPMorgan Value Opportunities Fund
Financial Highlights (continued)


                                                               Class B<F1>                     Class C<F2>      Institutional<F3>
                                             Six Months                                        February 23         Six Months
                                                ended           Year Ended December 31,            to                 ended
Per Share Operating Performance:          June 30, 2005<F4>  2004      2003      2002       June 30, 2005<F4>   June 30, 2005<F4>


Net asset value, beginning of period           $16.77       $16.45    $15.40    $20.86           $16.59              $17.00
Income from investment operations:
Net investment income (loss)                  .05<F5>      .02<F5> (.01)<F5> (.08)<F5>          .04<F5>            .165<F5>
    Net gains and losses on securities
    (both realized and unrealized)              (.15)         2.64      4.78    (2.63)              .04               (.17)
Total from investment operations                (.10)         2.66      4.77    (2.71)              .08               (.01)

Less distributions:
  Dividends from net investment income             --        (.02)        --        --               --                  --
Distributions from capital gains                   --       (2.32)    (3.72)    (2.75)               --                  --
    Total distributions                            --       (2.34)    (3.72)    (2.75)               --                  --
Net asset value, end of period                 $16.67       $16.77    $16.45    $15.40           $16.67              $16.99

Total Return<F6>                               (.60%)       16.14%    31.56%  (13.21%)             .48%              (.10%)

Ratios/Supplemental Data:
  Net assets, end of period (thousands)        $5,938         $384       $98       $14           $4,514            $521,796

Ratio to Average Net Assets:
  Net expenses                              1.60%<F7>        2.26%     2.14%     2.45%        1.65%<F7>            .64%<F7>
  Net investment income (loss)               .64%<F7>         .15%    (.08%)    (.40%)         .64%<F7>           1.64%<F7>
  Expenses without waivers                  1.70%<F7>        2.41%     2.38%       N/A        1.75%<F7>            .84%<F7>
  Net investment income without waivers      .52%<F7>         .00%    (.32%)       N/A         .54%<F7>           1.42%<F7>

<F1> Class B shares began operations on December 31, 2001.

<F2> Class C shares began operations on February 23, 2005.

<F3> Institutional shares began operations on January 3, 2005.

<F4> Unaudited

<F5> Calculated based on average shares outstanding.

<F6> Total return figures do not include the effect of any front-end or deferred sales charge.

<F7> Annualized


N/A = not applicable

JPMorgan Value Opportunities Fund
Schedule of Shareholder Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the period, January 1, 2005, and continued to hold your shares at the end of the period, June 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                        Expenses
                                                          paid
                                                         during
                            Beginning      Ending        period
                             account       account     January 1,
                              value         value        2005 to     Annualized
                           January 1,     June 30,      June 30,       expense
                              2005          2005          2005          ratio

Class A
 Actual period return       $1,000.00       $997.10     $4.75 /1/        .96%
 Hypothetical               $1,000.00     $1,020.20     $4.81 /1/        .96%

Class B
 Actual period return       $1,000.00       $994.00     $7.91 /1/       1.60%
 Hypothetical               $1,000.00     $1,017.00     $8.00 /1/       1.60%

Institutional
 Actual period return       $1,000.00       $999.00     $3.17 /1/        .64%
 Hypothetical               $1,000.00     $1,018.60     $3.20 /1/        .64%

                                                        Expenses
                                                          paid
                                                         during
                            Beginning      Ending        period
                             account       account    February 23,
                              value         value        2005 to     Annualized
                          February 23,    June 30,      June 30,       expense
                              2005          2005          2005          ratio

Class C
 Actual period return       $1,000.00     $1,004.80     $5.80 /2/       1.65%
 Hypothetical               $1,000.00     $1,011.90     $5.82 /2/       1.65%


/1/ Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

/2/ Expenses are equal to the Class C annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 128/365 (to reflect the operating period).


JPMorgan Value Opportunities Fund
Investment Advisory Agreement Renewal

At meetings held on February 17, 2005, the Fund's Governance Committee, consisting of the Fund's Independent Directors, and the full Board of Directors each met to review the Fund's investment advisory agreement with J.P.Morgan Investment Management Inc. ("JPMIM"). During the course of each year, the Independent Directors receive various materials related to the services and performance of JPMIM. These materials include reports related to the Fund's investment results; portfolio composition; reports from the portfolio managers; investment results and portfolio composition relative to the Fund's performance benchmark - the Russell 1000 Value Index; and other information relating to policies and procedures of the investment adviser. In addition, in advance of the meetings on February 17, the Independent Directors had requested and evaluated materials from JPMIM and Washington Management Corporation, the Fund's business manager, as well as a memorandum from independent legal counsel discussing the legal standards applicable to the proposed renewal of the investment advisory agreement. During the course of the Governance Committee meeting, the Independent Directors met with representatives of JPMIM and the business manager and then privately with independent legal counsel without representatives of JPMIM or the business manager present.

The Directors reviewed factors they believed relevant, including, but not limited to: the professional experience and qualifications of JPMIM's portfolio management team, the Fund's investment performance - both absolute and relative to the Russell 1000 Value Index, other broad market indexes, and the Lipper Large-Cap Value Average; the performance of other similar funds; fees charged to the Fund by JPMIM; and fees charged to other JPMIM clients; advisory fees incurred by other similar funds; the nature, extent and quality of services provided by JPMIM and its affiliates, including shareholder services; JPMIM's brokerage and "soft dollar" policies and the Fund's portfolio turnover rate; various compliance related matters; the profitability of the relationship with the Fund to JPMIM and its affiliates, as well as the terms of the investment advisory agreement.

No one factor was considered determinative in the Directors' decision to approve renewal of the investment advisory agreement. The Directors unanimously concluded that the terms of the agreement, as well as the fees to be paid under it, were fair and reasonable and that the agreement should be renewed through May 1, 2006. Among the reasons why the Directors reached that conclusion are: the depth and quality of JPMIM's investment organization and the Fund's strong cumulative investment performance over the past three calendar years relative to the Fund's performance benchmark and other funds with similar investment styles, as well as the Directors' belief that the advisory fees to be paid are lower compared to the average fee charged to other similar funds. In reaching that conclusion, the Directors reviewed comparative fee information for other large cap value funds with Rule 12b-1 distribution plans and of similar asset size.

The Directors also reviewed information related to services provided by affiliates of JPMIM. These services include fund accounting and custodian services as well as certain shareholder services. The Board concluded these fees were reasonable in light of the services to be performed.

Because the Fund has been small in size, fees paid to JPMIM and its affiliates have not been sufficient to generate meaningful profits for the investment adviser. The Board recognizes that this may change as the Fund grows in size. Accordingly, at an appropriate time, the Board expects to consider whether economies of scale are being realized and whether investment advisory fee rates can be modified or additional breakpoints at higher asset levels should be added.

JPMorgan Value Opportunities Fund

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is a subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a Fund prospectus or to receive up to date month-end performance information. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and make available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330).

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A description of the Fund's proxy voting policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund's voting record is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Value Opportunities Fund
1101 Vermont Avenue, NW
Washington, DC 20005-3585

PRST STD
U.S. POSTAGE
PAID
FREDERICK, MD
PERMIT #999

(C)JPMorgan Chase & Co., 2005 All Rights Reserved, August 2005.

SAN-VO-605

Item 2 - Code of Ethics

Not applicable to this filing.

Item 3 - Audit Committee Financial Expert

Not applicable to this filing.


Item 4 - Principal Accountant Fees and Services


Not applicable to this filing.


Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable to this Registrant


Item 6 - Schedule of Investments

The schedule is included in the report to shareholders filed under Item 1 of this Form.


Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The registrant has a Governance Committee comprised solely of persons who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant's Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.



Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)       Not applicable to this filing.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              JPMorgan Value Opportunities Fund, Inc.

                              By   /s/ Jeffrey L. Steele, President and PEO

                              Date: September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /s/  Jeffrey L. Steele, President and PEO

Date: September 7, 2005



 By  /s/   Michael W. Stockton, Vice President and Treasurer

Date: September 7, 2005